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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

DITECH NETWORKS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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DITECH NETWORKS, INC.
825 E. Middlefield Road
Mountain View, California 94043

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to Be Held On September 16, 2010

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of DITECH NETWORKS, INC., a Delaware corporation. The meeting will be held on Thursday, September 16, 2010 at 1:00 p.m. local time at Ditech's offices, 825 E. Middlefield Road, Mountain View, California 94043, for the following purposes:

  1.
  To elect our Board of Directors' two nominees for director to hold office until the 2013 Annual Meeting of Stockholders.

  2.
  To approve our 1999 Employee Stock Purchase Plan (the "ESPP"), as amended, to increase the number of shares issuable under the ESPP by 200,000 shares.

  3.
  To ratify the selection by Ditech's Audit Committee of Burr Pilger Mayer, Inc. as Ditech's independent registered public accounting firm for Ditech's fiscal year ending April 30, 2011.

  4.
  To conduct any other business properly brought before the meeting.

        These items of business are more fully described in the Proxy Statement accompanying this Notice.

        The record date for the Annual Meeting is August 2, 2010. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

                      By Order of the Board of Directors

                      William J. Tamblyn
                       Secretary

Mountain View, California
August 18, 2010

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on Thursday, September 16, 2010
The Proxy Statements and Annual Report to Security Holders are Available at: http://materials.proxyvote.com/25500T

        You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

DITECH NETWORKS, INC.
825 E. Middlefield Road
Mountain View, California 94043

PROXY STATEMENT
FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS

September 16, 2010

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

        We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Ditech Networks, Inc. (the "Board of Directors" or "Board") is soliciting your proxy to vote at Ditech's 2010 Annual Meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

        Ditech intends to mail this proxy statement and accompanying proxy card on or about August 18, 2010 to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

        Only stockholders of record at the close of business on August 2, 2010 will be entitled to vote at the annual meeting. On this record date, there were 26,492,969 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

        If on August 2, 2010, your shares were registered directly in your name with Ditech's transfer agent, Wells Fargo Bank, National Association, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

        If on August 2, 2010, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

        There are three matters scheduled for a vote:

  •
  Election of our Board of Directors' two nominees for director;

  •
  To approve our 1999Employee Stock Purchase Plan (the "ESPP"), as amended, to increase the number of shares issuable under the ESPP by 200,000 shares; and

  •
  Ratification of Burr Pilger Mayer, Inc. as Ditech's independent registered public accounting firm for Ditech's fiscal year ending April 30, 2011.

How do I vote?

  •
  With respect to the election of directors, you may either:

  •
  Vote "For" all the nominees to the Board of Directors;

  •
  Vote "For" all the nominees to the Board of Directors other than the one(s) you specify to "Withhold" your vote for; or

  •
  "Withhold" your vote for all nominees.

        For each of the other matters to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

        If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

  •
  To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

  •
  To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

        If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Ditech. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

        If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares by telephone or through the Internet. A large number of banks and brokerage firms provide eligible shareholders the opportunity to vote in this manner. If your bank or brokerage firm allows for this, your voting form will provide instructions for such alternative method of voting.

How many votes do I have?

        On each matter to be voted upon, you have one vote for each share of common stock you own as of August 2, 2010.

What if I return a proxy card but do not make specific choices?

        If you return a signed and dated proxy card without marking any voting selections, your shares will be voted "For" the election of the nominees for director, "For" the increase of shares for the 1999 ESPP and "For" the ratification of the Audit Committee's appointment of our independent registered public accounting firm. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

        We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

        If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

        Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

  •
  You may submit another properly completed proxy card with a later date.

  •
  You may send a written notice that you are revoking your proxy to: Investor Relations Department, Ditech Networks, Inc., 825 East Middlefield Road, Mountain View, CA 94043.

  •
  You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year's annual meeting?

        If you want to make a proposal to be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by April 20, 2011, to Investor Relations Department, Ditech Networks, Inc., 825 E. Middlefield Road, Mountain View, CA 94043; however, if Ditech's 2011 Annual Meeting of Stockholders is not held on or between August 17, 2011 and October 16, 2011, then the deadline will be a reasonable time prior to the time we begin to print and mail our proxy materials. If you wish to submit a proposal that is not to be included in next year's proxy materials or nominate a director, you must do so no earlier than May 19, 2011, and no later than June 18, 2011; provided, however, that in the event that the date of the annual meeting is held more than 30 days prior to or more than 30 days after September 16, 2011 notice by the stockholder to be timely must be delivered not earlier than the close of business on the 120th day prior to the 2011 annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made. Stockholders are also advised to review our bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

How are votes counted?

        Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and "Withhold" and, with respect to proposals other than the election of directors, "Against" votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as "Against" votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

        If your shares are held by your broker as your nominee (that is, in "street name"), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to "discretionary" items, such as the ratification of Burr Pilger Mayer, Inc. as Ditech's independent registered public accounting firm for Ditech's fiscal year ending April 30, 2011, but not with respect to "non-discretionary" items, such as the election of directors or approval of the ESPP, as amended and restated.

How many votes are needed to approve each proposal?

  •
  For the election of the directors, the two nominees receiving the most "For" votes (among votes properly cast in person or by proxy) will be elected. Only votes "For" will affect the outcome.

  •
  For Proposal No. 2 to approve the 200,000 share increase in the ESPP Plan, and and Proposal No. 3 to approve the ratification of our Audit Committee's selection of our independent registered public accounting firm, the proposal must receive a "For" vote from the majority of shares entitled to vote, voting either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

What is the quorum requirement?

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the meeting or by proxy. On the record date, there were 26,492,969 shares outstanding and entitled to vote.

        Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting or a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

        Preliminary voting results will be announced at the annual meeting. Final voting results will be published in a current report on Form 8-K to be filed by Ditech within four business days of the annual meeting, unless the final votes are not available, in which case the preliminary voting results will be published in a current report on Form 8-K to be filed by Ditech within four business days of the annual meeting, and the final voting results will be published in an amendment to that current report on Form 8-K when available.

 PROPOSAL 1

ELECTION OF DIRECTORS

        Ditech's Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors, unless the Board determines that the vacancy shall be filled by the stockholders. A director elected by the Board to fill a vacancy shall serve for the remainder of the full term of that class, and until the director's successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

        The Board of Directors currently has six members. There are two directors in the class whose term of office expires in 2010. The Board of Directors has nominated two new persons to fill these positions. The two nominees, Dr. Todd G. Simpson and Mr. William A. Hasler, are currently directors of Ditech. If elected at the annual meeting, each of the nominees would serve until the 2013 annual meeting and until his successor is elected and has qualified, or until the director's death, resignation or removal.

        In July 2010, Mr. Edwin L. Harper tendered his resignation from the Board of Directors to be effective September 16, 2010, immediately prior to the Annual Meeting. At that time, the size of the Board of Directors will be reduced to five members until further notice.

        It is Ditech's policy that its directors are encouraged to attend the Annual Meeting, and may do so telephonically. All of Ditech's directors then in office (other than the two Board members who were not standing for reelection) attended the 2009 Annual Meeting of Stockholders.

        Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. The two nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. In the event that one or more of the nominees should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee or nominees as management may propose.

        The persons nominated for election have agreed to serve if elected, and management has no reason to believe that the nominees will be unable to serve.

        The following are brief biographies of the nominees and each director whose term will continue after the Annual Meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2013 ANNUAL MEETING

        William A. Hasler, age 68, has been a director of Ditech since May 1997. Mr. Hasler served from 1984 to July 1991 as Vice Chairman of KPMG Peat Marwick, an international public accounting firm, from July 1991 to July 1998 as Dean of the Haas School of Business, University of California, Berkeley, and from July 1998 to July 2004 as Co-Chief Executive Officer of Aphton Corp., a biotechnology firm. Mr. Hasler currently serves as a director of Ditech Networks, Inc., Aviat (formerly -Harris Stratex Networks), Mission West Properties and the Schwab Funds, and has served as a director of Aphton Corp., Genitope Corp., Selectron Corp., and Tousa Inc. in the past five years. Mr. Hasler received a B.A. from Pomona College and an M.B.A. from Harvard University, and he is a Certified Public Accountant.

        Qualifications.    Mr. Hasler brings to the Board of Directors over three decades of experience as a director and executive officer of both public and private technology companies, including as Chairman of Solectron Corporation, as well as business and financial acumen as a result of his experience as the Dean of the Haas School of Business and his leadership role as Vice Chairman of KPMG. Mr. Hasler's experience in these roles enables Mr. Hasler to bring to our Board of Directors seasoned strategic, tactical, operational and financial experience.

        Dr. Todd G. Simpson, age 44, joined Ditech in June 2005 as our Vice President, General Manager in connection with our acquisition of Jasomi Networks, Inc., and was promoted to Vice President, Marketing, in May 2007 and to President and Chief Executive Officer in September 2007. Prior to joining Ditech, Dr. Simpson was President and CEO of Jasomi from January 2005 until June 2005. Prior to joining Jasomi, Dr. Simpson was a founder and director of Call Genie Inc., a provider of automated voice solutions for the directory services business. From January 2001 to December 2003, Dr. Simpson served as CTO for Zi Corporation, a provider of embedded software for mobile phones, and where previously, in 2000, he was Vice President of Engineering. Prior to this, he founded a series of companies including Headplay Inc. and Conversion Works. Dr. Simpson holds a BSc. and PhD. in Computer Science from the University of Calgary.

        Qualifications.    Dr. Simpson has over 15 years of experience as an entrepreneur, founder and executive officer in the telecommunications industry. Dr. Simpson has tremendous technical expertise regarding our products and services, and is the visionary for our business. Further, as our Chief Executive Officer he represents management on our Board of Directors and provides the Board of Directors with valuable insight into the day-to-day operations of Ditech's business.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH OF THE ABOVE NAMED NOMINEES

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2011 ANNUAL MEETING

        David M. Sugishita, age 62, has served as director and Chairman of the Audit Committee of Ditech Networks since February 2003. He also serves as director and Chairman of the Board as well as Chairman of both the Audit Committee and Corporate Nominating & Governance Committee for Atmel Corporation. In addition, he serves as Director and Chairman of the Audit Committee for Immersion Corporation, served as a Director of Micro Component Technology, and in July 2010 was appointed as a Director and member of the Audit Committee of Magma Design Automation, Inc. Since 2000, Mr. Sugishita has taken various short-term assignments including Executive Vice President of Special Projects at Peregrine Systems from December 2003 to July 2004 as well as Executive Vice President and Chief Financial Officer at SONICblue from January 2002 to April 2002. Prior to 2000, Mr. Sugishita held various senior financial management positions: Synopsys (Senior Vice President of Finance & Operations, Chief Financial Officer) from 1997 to 2000; Actel (Senior Vice President and Chief Financial Officer) from 1995 to 1997; Micro Component Technology (Senior Vice President and Chief Financial Officer) from 1994 to 1995; Applied Materials (Vice President and Corporate Controller) from 1991 to 1994; and National Semiconductor (Vice President of Finance) from 1978 to 1991. Mr. Sugishita holds degrees in business administration from San Jose State University (B.S.) and University of Santa Clara (M.B.A.).

        Qualifications.    Mr. Sugishita brings to the Board of Directors over two decades of experience as a financial executive officer and member of the boards of directors of high technology companies. His strong expertise and background in accounting and financial management, years of service on audit committees, and track record as an accomplished financial executive have provided him with the financial acumen and skills necessary to serve as chairman of the audit committee for not only Ditech, but also Atmel Corporation, Immersion Corporation and Micro Component Technology, Inc. Also, Mr. Sugishita has developed the leadership, business judgment and consensus building skills necessary to serve on public company boards.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2012 ANNUAL MEETING

        Alan B. Howe, age 49, is currently co-founder and managing partner of Broadband Initiatives, LLC, a privately-held boutique advisory and consulting firm focused primarily on the wireless, telecom and technology sectors, a position he has held since 2003. He also has served since November of 2009 as a Managing Director with B Riley & Co. LLC in their corporate governance advisory group under a consulting agreement. Previously, He served as vice president of strategic and wireless business development for Covad Communications, Inc., a national broadband telecommunications company. Prior to that, Mr. Howe was chief financial officer and vice president of corporate development of Teletrac, Inc., and director of corporate development for Sprint PCS. Mr. Howe holds a B.S. in Business Administration and Marketing from the University of Illinois, and an MBA in Finance from Indiana University. Mr. Howe is currently a member of the public Boards of Directors of Selectica, Inc. and Altigen Communications, Inc. He previously served on the public boards of Proxim, Inc., Crossroads, Inc., Alliance Semiconductor Inc., Kitty Hawk, Inc., and Dyntek, Inc.

        Qualifications.    Mr. Howe came to our Board of Directors as a result of our settlement agreement with Lamassu Holdings L.L.C. ("Lamassu"), as described below. In determining whether to approve the settlement agreement with Lamassu, and therefore Mr. Howe joining our Board of Directors, the Board of Directors considered and found favorable Mr. Howe's financial expertise as a chief financial officer of a public company, and Mr. Howe's experience serving as a member of the boards of directors of multiple small public companies, including his experience in assessing strategic alternatives and his experience with telecommunications companies.

        Frank J. Sansone, age 39, has over 15 years of financial management and technology experience with a focus on managing all the financial elements of small fast growing public and private technology companies. He currently serves as Chief Financial Officer of Premier Power Renewable Energy, Inc. Mr. Sansone served as CFO for LiveOffice, a rapidly growing SAAS email archiving software & services company. Prior to his involvement with LiveOffice, Mr. Sansone served as the Chief Financial Officer of Guidance Software from July 2005 to August 2008, and as its Vice President of Finance from December 2002 to July 2005, where he also oversaw all the key financial aspects associated with taking the company public. Before joining Guidance Software, Mr. Sansone accumulated approximately 10 years of financial experience including working for five years as a Audit Manager at PricewaterhouseCoopers. Mr. Sansone is a CPA, currently inactive.

        Qualifications.    Mr. Sansone came to our Board of Directors as a result of our settlement agreement with Lamassu. In determining whether to approve the settlement agreement with Lamassu, and therefore Mr. Sansone joining our Board of Directors, the Board of Directors considered and found favorable Mr. Sansone's financial expertise as a chief financial officer of a public company, his experience with small public companies, and his experience in assessing strategic alternatives.

INDEPENDENCE OF THE BOARD OF DIRECTORS

        As required under the listing rules of the Nasdaq Stock Market (the "Nasdaq Rules"), a majority of the members of a listed company's Board of Directors must qualify as "independent," as affirmatively determined by the Board of Directors. The Board consults with Ditech's counsel to ensure that the Board's determinations are consistent with all relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent Nasdaq Rules, as in effect from time to time.

        Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and Ditech, its senior management and its independent registered public accounting firm, the Board affirmatively has determined that all of Ditech's current directors are independent directors within the meaning of the applicable Nasdaq Rules, except for Dr. Simpson, who is Ditech's President and Chief Executive Officer.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

        As required under the Nasdaq Rules, Ditech's independent directors meet in regularly scheduled executive sessions at which only independent directors are present.

        The Board has three standing committees: an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee. The following table provides membership and meeting information for fiscal 2010 for each of the Board committees:

Name	Audit		Compensation		Corporate Governance
Gregory M. Avis(1)			X		X
Francis (Fran) Dramis Jr.(2)	X		X		X
Edwin L. Harper			X	*	X	*
William A. Hasler	X
Alan B. Howe(3)			X
Dr. Andrei M. Manoliu(1)	X				X
Frank J. Sansone(4)	X
David M. Sugishita	X	*
Total meetings in fiscal year 2010	8		7		1

*
Committee Chairperson.

(1)
With the Annual Meeting in October 2009, Mr. Avis and Dr. Manilou did not stand for re-election and left the Board.

(2)
Mr. Dramis was appointed to the Audit Committee on October 8, 2009, replacing Dr. Manoliu, and served on the Audit Committee until December 11, 2009.

(3)
In February 2010, with Mr. Dramis' resignation from the Board, Mr. Howe joined the Compensation Committee replacing Mr. Dramis.

(4)
On December 11, 2009, Mr. Sansone joined the Audit Committee, replacing Mr. Dramis.

On September 2, 2009, Ditech and Lamassu Holdings L.L.C. and certain of its affiliates (collectively, "Lamassu"), entered into a letter agreement settling a threatened proxy contest, in which Ditech and Lamassu agreed that each of Mr. Howe and Mr. Sansone would be nominated to be elected to the Board of Directors at the 2009 annual meeting of stockholders. In addition to the nomination of each of Mr. Howe and Mr. Sansone for election to the Board of Directors, the letter agreement also provided, among other things, that:

  •
  If Mr. Sansone is unable to serve as a director at a time when Lamassu owns at least 5% of the Ditech common stock, Ditech will appoint a replacement director designated by Lamassu and reasonably acceptable to Ditech Networks; and

  •
  Mr. Sansone and any replacement director will sign a conditional resignation from the Board of Directors, which may be accepted by the Board of Directors in the event that Lamassu's beneficial ownership of Ditech common stock falls below 5% of the outstanding Ditech common stock.

        Ditech filed a complete copy of the agreement with the SEC on September 3, 2009, as an exhibit to its Current Report on Form 8-K, and this summary is qualified in its entirety by reference to the entire agreement included therein.

        Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable rules and regulations regarding "independence" (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq Rules) and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to Ditech.

AUDIT COMMITTEE

        The Audit Committee of the Board of Directors oversees Ditech's corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee: evaluates the performance of and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on Ditech's audit engagement team as required by law; confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by Ditech regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews the financial statements to be included in Ditech's Annual Report on Form 10-K; and discusses with management and the independent registered public accounting firm the results of the annual audit and the results of Ditech's quarterly financial statements. The Audit Committee has a written Audit Committee Charter, which is available on Ditech's website at www.ditechnetworks.com. The current members of the Audit Committee are Messrs. Sugishita, Hasler and Sansone. The Audit Committee met eight times during fiscal 2010, excluding times when it met during Board meetings.

        The Board of Directors annually reviews the Nasdaq Rules definition of independence for Audit Committee members and has determined that all members of Ditech's Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2) of the Nasdaq Rules). The Board of Directors has determined that each of Messrs. Sugishita, Hasler and Sansone qualifies as an "audit committee financial expert," as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Sugishita's level of knowledge and experience based on a number of factors, including his formal education and experience as a chief financial officer for public reporting companies. The Board made a qualitative assessment of Mr. Hasler's level of knowledge and experience based on a number of factors, including his formal education, his service as the Dean of the Haas School of Business at the University of California at Berkeley, and his experience as Vice Chairman of KPMG Peat Marwick, a large independent accounting firm. The Board made a qualitative assessment of Mr. Sansone's level of knowledge and experience based on a number of factors, including his formal education and experience in public accounting, and as a chief financial officer for public reporting companies.

COMPENSATION COMMITTEE

        The Compensation Committee of the Board of Directors reviews and approves the overall compensation strategy and policies for Ditech. The Compensation Committee: reviews and approves corporate performance goals and objectives relevant to the compensation of Ditech's executive officers and other senior management; reviews and approves the compensation and other terms of employment of Ditech's Chief Executive Officer; reviews and approves the compensation and other terms of employment of the other executive officers; and administers Ditech's employee equity plans and other similar programs. The Compensation Committee has a written Compensation Committee Charter, which is available on Ditech's website at www.ditechnetworks.com. The current members of the Compensation Committee are Messrs. Harper and Howe. The Compensation Committee met seven times during fiscal 2010, excluding times when it met during Board meetings.

        The Compensation Committee does not delegate its authority to others. However, the Compensation Committee does receive recommendations as to executive officer compensation from management. Our Chief Executive Officer annually reviews the performance of each executive officer (other than the Chief Executive Officer himself, whose performance is reviewed solely by the Compensation Committee). Our Chief Executive Officer presents his compensation recommendations based on management reviews, including with respect to salary adjustments and annual bonus award amounts, and equity grants to the Compensation Committee. These recommendations are just one factor that the Compensation Committee takes into account in making its compensation decisions. Human Resources is involved in summarizing the applicable information and provides input based solely on survey information and trends.

        In fiscal 2008, 2009 and 2010, the Compensation Committee engaged Compensia, Inc., an executive compensation consulting firm, to conduct an annual review of its total compensation program for our named executive officers. Compensia provides the Compensation Committee with relevant market data and alternatives to consider when making compensation decisions for the named executive officers. Compensia made specific recommendations in fiscal 2007, but provided only update information for assessment in fiscal 2008, 2009 and 2010.

        Specifically, Compensia assisted the Compensation Committee with a marketplace assessment of our named executive officers' compensation in comparison to the compensation for comparable positions within our core and broader groups. The Compensation Committee engaged Compensia to complete a competitive review of our proposed executive compensation program and to make recommendations regarding our ongoing executive compensation philosophy and course of action.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

        The Corporate Governance and Nominating Committee of the Board of Directors is responsible for identifying, reviewing and evaluating candidates to serve as directors of Ditech, reviewing and evaluating incumbent directors, recommending to the Board for selection candidates for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of the Board, developing a set of corporate governance principles for Ditech, and recommending to the Board the compensation to be paid to outside directors. In assessing and recommending to the Board the compensation for our outside directors, the Corporate Governance and Nominating Committee assesses outside director compensation generally in the same manner as the Compensation Committee assesses executive officer compensation, including reviewing surveys prepared by Radford Associates, recommendations from Compensia, an outside consultant engaged by the Compensation Committee, and recommendations of management based on this information. The Corporate Governance and Nominating Committee has a written Corporate Governance and Nominating Committee Charter, which is available on Ditech's website at www.ditechnetworks.com. The current members of the Corporate Governance and Nominating Committee are Messrs. Harper and Hasler. The Corporate Governance and Nominating Committee met one time during fiscal 2010, excluding times when it met during Board meetings.

        The Corporate Governance and Nominating Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, and having the highest personal integrity and ethics. The Corporate Governance and Nominating Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of Ditech, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of Ditech's stockholders. However, the Corporate Governance and Nominating Committee retains the right to modify these qualifications from time to time.

        The Corporate Governance and Nominating Committee has established a process for identifying and evaluating nominees for director of Ditech. This process is that candidates for director nominees are to be reviewed in the context of the current composition of our Board, the operating requirements of Ditech and the long-term interests of stockholders. In conducting this assessment, the Corporate Governance and Nominating Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and Ditech, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Corporate Governance and Nominating Committee reviews such directors' overall service to Ditech during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors' independence. In the case of new director candidates, the Corporate Governance and Nominating Committee also determines whether the nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq Rules, applicable SEC rules and regulations and the advice of counsel, if necessary. The Corporate Governance and Nominating Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Corporate Governance and Nominating Committee conducts any appropriate inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board.

        The Corporate Governance and Nominating Committee does not have a formal policy with respect to diversity, but considers diversity in assessing potential Board members as well as re-nominating current Board members. In considering diversity, Corporate Governance and Nominating Committee focuses on diversity of opinions and experiences. Although the Corporate Governance and Nominating Committee generally values diversity, it is only one of the factors that the Corporate Governance and Nominating Committee assesses in reviewing potential Board candidates. Given Ditech's shift to its new products, the Corporate Governance and Nominating Committee has recently focused on looking at potential directors with specific experience relevant to the markets that Ditech's new products address.

        The Corporate Governance and Nominating Committee meets to discuss and consider such candidates' qualifications and then selects a nominee for recommendation to the Board by majority vote. To date, the Corporate Governance and Nominating Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates, nor has it received a director nominee from a stockholder or stockholders holding more than 5% of our voting stock.

        The Corporate Governance and Nominating Committee will consider director candidates recommended by stockholders. The Corporate Governance and Nominating Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration by the Corporate Governance and Nominating Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Corporate Governance and Nominating Committee at the following address: Ditech Networks, Inc., 825 East Middlefield Road, Mountain View, California 94043, Attention: Director Nominations. For nominations for election at an Annual Meeting of Stockholders, this written recommendation must be delivered by at least the date 120 days prior to the anniversary date of the mailing of our proxy statement for the prior year's Annual Meeting of Stockholders. Submissions must include the full name of the proposed nominee, a description of the proposed nominee's business experience for at least the previous five years, complete biographical information, a description of the proposed nominee's qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of Ditech's stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

MEETINGS OF THE BOARD OF DIRECTORS

        The Board of Directors met 12 times during the last fiscal year. Each of our current Board members attended or participated telephonically in 75% or more of the aggregate of the meetings of the Board and of the committees, on which he served, held during the period for which he was a director or committee member, respectively during fiscal 2010.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Ditech's Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Secretary of Ditech Networks, Inc. at 825 E. Middlefield Road, Mountain View, CA 94043, Attention: Secretary. Communications also may be sent by e-mail to the following address stockholderinquiries@ditechnetworks.com. Any communication sent must state the number of shares owned by the security holder making the communication. The Secretary will review each communication. The Secretary will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication is unduly hostile, threatening or similarly inappropriate, in which case, the Secretary will discard the communication. All communications directed to the Audit Committee in accordance with Ditech's Escalation Process for Suspected Illegal Acts, Fraud or Departures from Ditech's Code of Conduct and Questioned Accounting/Reporting Matter that relate to questionable accounting or auditing matters involving Ditech will be promptly and directly forwarded to the Audit Committee.

BOARD LEADERSHIP STRUCTURE

        The Board of Directors has maintained a leadership structure that has either been (a) a separate Chairman of the Board and Chief Executive Officer, or (b) a Chairman of the Board and Chief Executive Officer who is the same person, together with a strong Lead Independent Director. The Board believes that either of these structures is an appropriate structure for Ditech, as each provides for an independent director to take the functional role where it is appropriate for an independent director to fulfill that function. Currently, the Chairman of the Board and Chief Executive Officer are separate persons.

BOARD'S ROLE IN RISK OVERSIGHT

        The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of Ditech's risks. The Board of Directors regularly reviews information regarding the company's credit, liquidity and operations, as well as the risks associated with each. The Audit Committee's charter mandates the Audit Committee to review and discusses with management, and the company's independent registered public accounting firm, as appropriate, the company's major financial risk exposures and the steps taken by management to monitor and control these exposures. The Compensation Committee is responsible for overseeing the management of risks relating to the company's executive compensation plans and arrangements. The Governance Committee and Nominating Committee manages risks associated with the independence of the Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

CODE OF BUSINESS CONDUCT AND ETHICS

        Ditech has adopted the Ditech Networks, Inc. Code of Conduct and Ethics that applies to all officers, directors and employees. A copy of the Code of Conduct and Ethics will be sent to any person requesting a copy without charge. To request a copy of our Code of Conduct and Ethics, please contact: Investor Relations, Ditech Networks, Inc., 825 East Middlefield Road, Mountain View, CA 94303, or call our Investor Relations Department at (650) 623-1308. If Ditech makes any substantive amendments to the Code of Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, Ditech will promptly disclose the nature of the amendment or waiver on a Form 8-K filing, or if permitted by Nasdaq, on its website.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

(1)
Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of Ditech under the 1933 Act or 1934 Act regardless of any general incorporation language in such filings.

        The Audit Committee of Ditech is composed of three non-employee directors: Mr. Sugishita, Mr. Hasler and Mr. Sansone.

        Management is responsible for Ditech's internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of Ditech's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and Burr Pilger Mayer, Inc., Ditech's independent registered public accounting. The discussions with Burr Pilger Mayer, Inc. also included the matters required by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee received from Burr Pilger Mayer, Inc. written disclosures and the letter regarding its independence as required by applicable requirements of the PCAOB. This information was discussed with Burr Pilger Mayer, Inc.

        Based on its review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Ditech's Annual Report on Form 10-K for the fiscal year ended April 30, 2010 filed with the Securities and Exchange Commission.

Audit Committee:
David. M. Sugishita
William A. Hasler
Frank J. Sansone

 PROPOSAL 2

APPROVAL OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN ("ESPP"), AS AMENDED

        In March 1999 the Board adopted, and in April 1999 the stockholders approved, Ditech's 1999 Employee Stock Purchase Plan (the "Purchase Plan"). As a result of a series of amendments, the Board reserved, and the stockholders approved, 1,816,666 shares of Common Stock for issuance under the Purchase Plan.

        In July 2010, the Board amended the Purchase Plan, subject to stockholder approval, to increase the aggregate number of shares of Common Stock reserved for issuance under the Purchase Plan from 1,816,646 shares to 2,016,666 shares. The Board adopted this amendment in order to ensure that Ditech can continue to grant purchase rights at levels determined appropriate by the Board.

        As of August 2, 2010, an aggregate of 1,746,987 shares of our Common Stock had been purchased under the Purchase Plan. Only 69,679 shares of Common Stock (excluding the proposed increase of shares) remain available for future grant under the Purchase Plan as of such date.

        Stockholders are requested in this Proposal 2 to approve the Purchase Plan, as amended, which would increase the number of shares reserved for issuance under the Purchase Plan from 1,816,666 shares to 2,016,666 shares. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Purchase Plan, as amended. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS
RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2

        The essential features of the Purchase Plan, as amended, are outlined below:

  Purpose

        The purpose of the Purchase Plan is to provide a means by which our employees (and any parent or subsidiary of Ditech designated by the Board to participate in the Purchase Plan) may be given an opportunity to purchase our Common Stock through payroll deductions, to assist us in retaining the services of our employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of Ditech. Approximately 75 of the approximately 90 employees of Ditech and our affiliates, are eligible to participate in the Purchase Plan. See the restrictions described in "Eligibility" set forth below.

        The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

  Administration

        The Board administers the Purchase Plan and has the final power to construe and interpret both the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of Ditech will be granted, the provisions of each offering of such rights (which need not be identical) and whether employees of any parent or subsidiary of Ditech will be eligible to participate in the Purchase Plan.

        The Board has the power to delegate administration of the Purchase Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the Purchase Plan to the Compensation Committee of the Board. As used herein with respect to the Purchase Plan, the "Board" refers to the Compensation Committee and to the Board.

  Stock Subject to Purchase Plan

        Subject to this Proposal 2, an aggregate of 2,016,666 shares of Common Stock is reserved for issuance under the Purchase Plan. If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of Common Stock not purchased under such rights again become available for issuance under the Purchase Plan.

  Offerings

        The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. In no event will an offering be more than 27 months long. Typically, under the Purchase Plan, offerings are approximately 12 months in length and are divided into two shorter "purchase periods" of approximately six months each.

  Eligibility

        Rights may be granted only to employees of Ditech or our affiliates incorporated in the United States, except as designated by the Board within its power under the Purchase Plan, an employee of Ditech or any affiliate shall not be eligible to be granted rights under the Purchase Plan unless, on the offering date, such employee has been in the employ of Ditech or any affiliate for such continuous period preceding such grant as the Board may require, but in no event shall the required period of continuous employment be greater than two years. Currently, there is no service requirement before employees may participate under the Purchase Plan. In addition, unless otherwise determined by the Board and set forth in the terms of the applicable offering, no employee of Ditech or any affiliate shall be eligible to be granted rights under the Purchase Plan, unless, on the offering date, such employee's customary employment with Ditech or such affiliate is for at least 20 hours per week and at least five months per calendar year. Officers of Ditech and any designated affiliate shall be eligible to participate in offerings under the Purchase Plan; provided, however, that the Board may provide in an offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

        No employee is eligible to participate in the Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of Ditech or of any affiliate (including any stock which such employee may purchase under all outstanding rights and options). In addition, no employee may purchase more than $25,000 worth of Common Stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of Ditech and our affiliates in any calendar year in which such rights are outstanding at any time.

  Participation in the Purchase Plan

        On each offering date, each eligible employee, pursuant to an offering made under the Purchase Plan, shall be granted the right to purchase up to the number of shares of Common Stock of Ditech purchasable with a percentage designated by the Board not exceeding 15% of such employee's earnings during the period which begins on the offering date (or such later date as the Board determines for a particular offering) and ends on the date stated in the offering, which date shall be no later than the end of the offering.

  Purchase Price

        The purchase price per share at which shares of Common Stock are sold in an offering under the Purchase Plan shall not be less than the lesser of: (i) 85% of the fair market value of a share of Common Stock on the first day of the offering or (ii) 85% of the fair market value of a share of Common Stock on the specified purchase date.

  Payment of Purchase Price; Payroll Deductions

        The purchase price of the shares is accumulated by payroll deductions over the course of the offering. At any time after the beginning of the offering, a participant may reduce or terminate his or her payroll deductions, as the Board provides in the offering. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of Ditech.

  Purchase of Stock

        By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under the Purchase Plan. In connection with offerings made under the Purchase Plan, the Board may specify a maximum number of shares of Common Stock an employee may be granted the right to purchase and the maximum aggregate number of shares of Common Stock that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number of shares of Common Stock available, the Board will make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the offering period at the applicable price. See "Withdrawal" below.

        In July 2001, the Board reduced the maximum number of shares of Common Stock an employee may be granted the right to purchase under each offering from 10,000 to 1,500. In October 2002, the Board further reduced the maximum number of shares to 700 per purchase. The 700 share level remains as of the timing of this proposal.

  Withdrawal

        While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to us a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time during the applicable offering period, excluding the 15 day period immediately preceding a purchase date or except as provided by the Board.

        Upon any withdrawal from an offering by the employee, we will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of Common Stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in that offering. However, an employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

  Termination of Employment

        Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment with Ditech and any designated affiliate for any reason, and we will distribute to such employee all of his or her accumulated payroll deductions, without interest.

  Restrictions on Transfer

        Rights granted under the Purchase Plan are not transferable by a participant other than by will or the laws of descent and distribution, or by a designated beneficiary, and during his or her lifetime, may be exercised only by the person to whom such rights are granted.

  Duration, Amendment and Termination

        The Board may suspend, terminate or amend the Purchase Plan at any time, subject to the limitation that no such action may adversely affect any outstanding rights to purchase Common Stock. The Purchase Plan has no scheduled termination date. Any amendment of the Purchase Plan, other than adjustments upon changes of stock due to corporate reorganizations, must be approved by the stockholders within 12 months of its adoption by the Board if the amendment would (i) increase the number of shares of Common Stock reserved for issuance under the Purchase Plan, (ii) modify the requirements relating to eligibility for participation in the Purchase Plan (to the extent such modification requires stockholder approval in order for the Purchase Plan to obtain employee stock purchase plan treatment under Section 423 of the Code), or (iii) modify any other provision of the Purchase Plan if such modification requires stockholder approval in order for the Purchase Plan to obtain employee stock purchase plan treatment under Section 423 of the Code.

        Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of the Purchase Plan without consent of the employee to whom such rights were granted.

  Adjustment Provisions

        Transactions not involving receipt of consideration by Ditech, such as a reincorporation, stock dividend, stock split, reverse stock split, combination or reclassification of shares stock split, may change the type(s), class(es) and number of shares of Common Stock subject to the Purchase Plan and to outstanding purchase rights. In that event, the Purchase Plan will be equitably adjusted in the type(s), class(es) and maximum number of shares subject to the Purchase Plan and the outstanding purchase rights granted under the Purchase Plan will be appropriately adjusted in the type(s), class(es), number of shares and purchase limits of such purchase rights.

  Effect of Certain Corporate Events

        In the event of certain changes of control of Ditech, the Board has discretion to provide that (i) each right to purchase Common Stock will be assumed or an equivalent right substituted by the successor corporation, (ii) such rights may continue in full force or effect or (iii) participants' accumulated payroll deductions may be used to purchase stock immediately prior to the change in control.

  Federal Income Tax Information

        Rights granted under the Purchase Plan are intended to be eligible to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

        A participant will be taxed on payroll amounts withheld for the purchase of shares of Common Stock as if such amounts were actually distributed to the participant. Other than this, no income will be taxable to a participant until disposition of the acquired shares or in the event of the death of the participant while holding the acquired shares. The method of taxation will generally depend upon the holding period of the acquired shares.

        If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is purchased by the participant, then the disposition of the shares is a qualifying disposition so that the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the purchase price or (ii) fifteen percent (15%) of the fair market value of the shares of stock as of the beginning of the offering period will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Such capital gains currently are generally subject to lower tax rates than ordinary income.

        If the stock is sold or disposed of before the expiration of either of the holding periods described above in a disqualifying disposition, then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disqualifying disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is recognized by the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

        If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price, or (ii) fifteen percent (15%) of the fair market value of the shares of stock as of the beginning of the offering period will be treated as ordinary income in the year of death.

        There are no federal income tax consequences to us by reason of the grant or exercise of purchase rights under the Purchase Plan. We are entitled to a corporate income tax deduction to the extent amounts are taxed as ordinary income to a participant upon a disqualifying disposition of the shares prior to the expiration of the applicable holding periods (subject to the requirement of reasonableness and the satisfaction of our tax reporting obligations). In the event of a qualifying disposition of the shares, we will not be entitled to a corporate income tax deduction with respect to such disposition

  Participation During the Last Fiscal Year

        During the last fiscal year, shares of Common Stock were purchased in the amounts under the Purchase Plan as follows:

Name and Position	Dollar Value(1)	Number of Shares
Todd G. Simpson, Ph.D.,	$1,046	1,400
President and Chief Executive Officer
William J. Tamblyn,	$1,046	1,400
Executive Vice President, Chief Financial
Officer & Chief Operating Officer
Lowell B. Trangsrud,	$1,046	1,400
Former Executive Vice President & Chief
Operating Officer
Karl Brown,	$1,046	1,400
Vice President of Marketing
Executive Group	$4,183	5,600
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	$78,480	105,061

(1)
Reflects the purchase price at a weighted average purchase price per share of $0.747.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides certain information with respect to all of our equity compensation plans and grants made outside of any plans in effect as of April 30, 2010:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(a)	Weighted-average Exercise Price of Outstanding Options, Warrants, and Rights(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))(c)
Equity Compensation Plans Approved by Security Holders(1)	5,338,904	$4.48	229.615
Equity Compensation Plans Not Approved by Security Holders(2)	328,482	$8.19	1,107,023

Total	5,667,386	$4.69	1,336,638

(1)
Consists of Ditech's 2006 Equity Incentive Plan, 1999 Employee Stock Purchase Plan, 1999 Non-Employee Directors' Stock Option Plan and 1998 Stock Option Plan. With respect to the 1999 Employee Stock Purchase Plan, 114,446 shares available for issuance are included in column (c) in the reserve. Excluded are 42,964 shares of unvested Restricted Stock Awards. No amounts with respect to the 1999 Employee Stock Purchase Plan are included in columns (a) or (b).

(2)
Consists of Ditech's 1999 Non-Officer Equity Incentive Plan, the 2005 New Recruit Stock Plan, and the 2005 New Recruit Stock Option Plan and options assume in the Jasomi acquisition in June of 2005 (26,971 shares under outstanding options). Stockholder approval was not required for the assumption of the Jasomi options. Excluded are 540 shares of unvested Restricted Stock Awards.

Description of Equity Compensation Plans Adopted Without the Approval of Stockholders

        The following equity compensation plans of Ditech were in effect as of April 30, 2010 and were adopted without the approval of our stockholders: the 1999 Non-Officer Equity Incentive Plan, the 2005 New Recruit Stock Plan, and the 2005 New Recruit Stock Option Plan.

1999 Non-officer Equity Incentive Plan

        The material features of Ditech's 1999 Non-Officer Equity Incentive Plan (the "1999 Plan") are outlined below:

General

        The 1999 Plan provides for the grant of nonstatutory stock options, stock bonuses and rights to purchase restricted stock (collectively "awards"). To date, we have granted only stock options under the 1999 Plan. An aggregate of 1,000,000 shares of Common Stock is reserved for issuance under the 1999 Plan.

Eligibility

        Employees and consultants of both Ditech and our affiliates who are not officers or directors of Ditech or any of our affiliates are eligible to receive all types of awards under the 1999 Plan, except that officers who have not been previously employed by Ditech are eligible to receive awards if the award is granted as an inducement essential to such officers entering into an employment contract with Ditech.

Term of Awards

        Exercise Price; Payment.    The exercise price of nonstatutory options may not be less than 85% of the fair market value of the stock on the date of grant. The purchase price of restricted stock purchase awards may not be less than 85% of the fair market value of the stock on the date of grant. Stock bonuses may be awarded in consideration for past services actually rendered to Ditech or our affiliates.

        The exercise price of options and restricted stock purchase awards granted under the 1999 Plan must be paid either in cash at the time the option is exercised (or at the time the restricted stock is purchased) or, at the discretion of the Board, (i) pursuant to a deferred payment arrangement or (ii) in any other form of legal consideration acceptable to the Board. The exercise price of options may also be paid, at the discretion of the Board, by delivery of other shares of our Common Stock.

        Award Vesting.    Awards granted under the 1999 Plan may become exercisable (in the case of options) or released from a repurchase option in favor of Ditech (in the case of stock bonuses and restricted stock purchase awards) in cumulative increments ("vest") as determined by the Board. The Board has the power to accelerate the time during which an option or a restricted stock purchase award may vest or be exercised. In addition, options granted under the 1999 Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows Ditech to repurchase unvested shares, generally at their exercise price, should the participant's service terminate before vesting.

        Term.    The maximum term of options granted under the 1999 Plan is 10 years. Options under the 1999 Plan generally terminate three months after termination of the participant's service, subject to extension in certain circumstances. Ditech generally may repurchase shares that have been issued pursuant to stock bonuses or restricted stock purchase awards granted under the 1999 Plan but have not yet vested as of the date the participant terminates his or her service with Ditech.

        Effect of Certain Corporate Transactions.    In the event of (i) a dissolution or liquidation of Ditech or (ii) certain specified types of merger, consolidation or similar transactions (collectively, a "corporate transaction"), any surviving or acquiring corporation may assume options outstanding under the Option Plan or may substitute similar options. If any surviving or acquiring corporation does not assume such options or substitute similar options, then with respect to options held by option holders whose service with Ditech or an affiliate has not terminated as of the effective date of the corporate transaction, the vesting of such options (and, if applicable, the time during which such options may be exercised) will be accelerated in full and the options will terminate if not exercised at or prior to such effective date.

2005 New Recruit Stock Plan

        In connection with our acquisition of Jasomi Networks on June 30, 2005, the Board of Directors adopted the 2005 New Recruit Stock Plan. The 2005 New Recruit Stock Plan does not require approval by our stockholders due to its qualification under the "inducement grant exception" provided by Rule 4350(i)(1)(A)(iv) of the NASD Marketplace Rules. The 2005 New Recruit Stock Plan provides for the grant of restricted stock awards and restricted stock unit awards to newly-hired employees as an inducement for those individuals to enter into an employment relationship with Ditech or its affiliates. For purposes of the 2005 New Recruit Stock Option Plan, eligible employees includes only those individuals newly hired by Ditech or its affiliates, so long as those persons either (i) were not previously employed or serving as a director of Ditech or its affiliates, or (ii) entered into an employment relationship with us following a bona fide period of non-employment. The aggregate number of shares of common stock that may be issued pursuant to restricted stock awards and restricted stock unit awards under the 2005 New Recruit Stock Plan is 500,000 shares. Jasomi Networks employees hired by Ditech received grants of restricted stock or restricted stock units that vested with respect to 1/3 of the shares subject to their award on the first anniversary of the grant date, and with respect to the balance of the shares in a series of eight (8) successive equal quarterly installments over the two year period measured from the first anniversary of the grant date. All grants under the 2005 New Recruit Stock Plan to eligible employees must be approved either by a majority of "independent directors" within the meaning of Rule 4200 of the NASD Marketplace Rules, or by our Compensation Committee.

2005 New Recruit Stock Option Plan

        In November 2005, the Board adopted the 2005 New Recruit Stock Option Plan. The 2005 New Recruit Stock Option Plan does not require approval by our stockholders due to its qualification under the "inducement grant exception" provided by Rule 4350(i)(1)(A)(iv) of the NASD Marketplace Rules. The 2005 New Recruit Stock Option Plan provides for the grant of nonstatutory stock options to newly-hired employees as an inducement for those individuals to enter into an employment relationship with Ditech or its affiliates. For purposes of the 2005 New Recruit Stock Option Plan, eligible employees includes only those individuals newly hired by Ditech or its affiliates, so long as those persons either (i) were not previously employed or serving as a director of Ditech or its affiliates, or (ii) entered into an employment relationship with us following a bona fide period of non-employment. The aggregate number of shares of common stock that may be issued pursuant to nonstatutory stock options under the 2005 New Recruit Stock Option Plan is 500,000 shares. Such number includes the 300,000 shares added to the reserve in connection with the hiring of a new Vice President of Worldwide Sales in February 2006. All grants under the 2005 New Recruit Stock Plan to eligible employees must be approved either by a majority of "independent directors" within the meaning of Rule 4200 of the NASD Marketplace Rules, or by our Compensation Committee.

 PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

        The Audit Committee of the Board of Directors has selected Burr Pilger Mayer, Inc. as Ditech's independent registered public accounting firm for the fiscal year ending April 30, 2011 and the Board has further directed that management submit the selection independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Burr Pilger Mayer, Inc. audited Ditech's financial statements for the fiscal year ended April 30, 2010. Representatives of Burr Pilger Mayer, Inc. are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Neither Ditech's bylaws nor other governing documents or law require stockholder ratification of the selection of Burr Pilger Mayer, Inc. as Ditech's independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Burr Pilger Mayer, Inc. to the stockholders for ratification as a matter of good corporate practice.

        If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Ditech and its stockholders.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting is required to ratify the selection of Burr Pilger Mayer, Inc. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S FEES

        The following table represents aggregate fees billed to Ditech Networks for fiscal years ended April 30, 2010 and April 30, 2009 by Burr Pilger Mayer, Inc.

	Fiscal Year Ended
	2010	2009
	(in thousands)
Audit Fees	$406	$410
Audit-related Fees(1)	21	—
Tax Fees	—	—
All Other Fees (specifically describe all other fees incurred)	—	—
Total Fees	$427	$410

(1)
Audit-related fees consist of support and review of accounting treatment related to the Simulscribe transaction and discussions with the Securities and Exchange Commission.

All fees described above were approved by the Audit Committee

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS.

Previous Independent Registered Public Accounting Firm

        On July 30, 2008, Ditech notified its independent registered public accounting firm, PricewaterhouseCoopers LLP, of its decision to dismiss PricewaterhouseCoopers LLP as Ditech's independent registered public accounting firm effective as of that date. The decision to change independent registered public accounting firms was approved by Ditech's Audit Committee.

        The reports of PricewaterhouseCoopers LLP on Ditech's financial statements as of and for the years ended April 30, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        During the years ended April 30, 2008 and 2007 and through July 30, 2008, the date of PricewaterhouseCoopers LLP's dismissal, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such period.

        During the years ended April 30, 2008 and 2007, and through July 30, 2008, the date of PricewaterhouseCoopers LLP's dismissal, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), other than:

        At July 31, 2007, Ditech reported a material weakness as it did not maintain effective controls to accurately account for a marketing fund allowance issued to a customer under a non-standard contract. This control deficiency resulted in a review adjustment to Ditech's consolidated financial statements. Additionally, this control deficiency could result in a misstatement to revenue and accrued liabilities that would result in a material misstatement to Ditech's interim or annual financial statements that would not be prevented or detected. The Audit Committee discussed this material weakness with PricewaterhouseCoopers LLP and authorized PricewaterhouseCoopers LLP to respond fully to inquiries of the successor independent registered public accounting firm concerning this matter. Ditech fully remediated this material weakness in the quarter ended April 30, 2008.

New Independent Registered Public Accounting Firm

        On July 30, 2008, Ditech engaged Burr Pilger Mayer, Inc. as its new independent registered public accounting firm, effective immediately. The decision to engage Burr Pilger Mayer, Inc. as Ditech's independent registered public accounting firm was approved by Ditech's Audit Committee on July 30, 2008. During the years ended April 30, 2008 and 2007, and through July 30, 2008, the date of Burr Pilger Mayer, Inc.'s engagement, Ditech did not consult with Burr Pilger Mayer, Inc. regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

PRE-APPROVAL POLICIES AND PROCEDURES.

        The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, Burr Pilger Mayer, Inc. The policy generally pre-approves specified services in the defined categories of audit and audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee's approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee's members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. The Audit Committee has determined that the rendering of the services other than audit services by Burr Pilger Mayer, Inc. is compatible with maintaining the principal accountant's independence, within these defined categories of audit related and tax services.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3

 SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of our common stock as of June 30, 2010 by: (1) each director and each nominee for director; (2) each of the executive officers named in the Summary Compensation Table; (3) all our executive officers and directors as a group; and (4) all those known by us to be beneficial owners of more than five percent of our common stock, if any. We do not have any class of equity securities outstanding other than our common stock.

	Beneficial Ownership(1)
Beneficial Owner Name and Address	Number of Shares	Percent of Total
Lloyd I. Miller, III(2)	3,330,920	12.57
FMR Corp., et al(3)	2,700,666	10.19
Diker Management, LLC(4)	2,512,199	9.48
Lamassu Holdings LLC(5)	2,399,845	9.06
Dimensional Fund Advisors LP(6)	2,104,307	7.94
Morgan Stanley(7)	2,065,384	7.80
Renaissance Technologies LLC(8)	1,345,700	5.08
Dr. Todd G. Simpson(9)	842,290	3.10
William J. Tamblyn(10)	1,129,992	4.11
Karl A. Brown(11)	89,168	*
Lowell B. Trangsrud(12)	719,236	2.65
Edwin L. Harper(13)	125,000	*
William A. Hasler(14)	109,640	*
David M. Sugishita(15)	78,097	*
Alan B. Howe	—	—
Frank J. Sansone	—	—
All current directors and executive officers as a group (8 persons)(16)	2,374,187	8.34

*
Represents beneficial ownership of less than one percent of the outstanding shares of common stock.

(1)
This table is based upon information supplied by officers and directors and upon information gathered by Ditech about principal stockholders known to us based on a Schedule 13G or 13D filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 26,492,969 shares outstanding on June 30, 2010 adjusted as required by rules promulgated by the SEC. All shares of common stock subject to options currently exercisable or exercisable within 60 days after June 30, 2010 are deemed to be outstanding for the purpose of computing the percentage of ownership of the person holding such options, but are not deemed to be outstanding for computing the percentage of ownership of any other person.

(2)
Based on a Form 4 reporting beneficial ownership as of May 20, 2010. Represents shares held by Lloyd I. Miller, III ("Miller") and affiliated entities, 498,468 shares of which sole voting and dispositive power is held and 2,832,452 shares of which shared voting and dispositive power is held. Miller is the investment advisor to the trustee of Trust A-4 and Trust C (collectively, the "Trusts"). The Trusts were created pursuant to an Amended and Restated Trust Agreement, dated September 20, 1983. Miller is the manager of Milfam LLC ("Milfam LLC"), an Ohio limited liability company established pursuant to the Operating Agreement of Milfam LLC, dated as of

  December 10, 1996. Milfam LLC is the general partner of (i) Milfam I L.P. ("Milfam I"), a Georgia limited partnership established pursuant to the Partnership Agreement for Milfam I L.P., dated December 11, 1996, and (ii) Milfam II L.P. ("Milfam II"), a Georgia limited partnership established pursuant to the Partnership Agreement for Milfam II L.P., dated December 11, 1996. Miller may be deemed to beneficially own 3,330,920 shares. 1,854,516 of the shares beneficially owned by Miller are owned of record by Trust A-4, 977,936 of the shares beneficially owned by Miller are owned of record by MILGRAT I (W6), 15,708 of the shares beneficially owned by Miller are owned of record by Milfam I, 471,080 of the shares beneficially owned by Miller are owned of record by Milfam II, 5,789 of the shares that are owned by Miller, are owned of record by Alex UGMA, 490 of the shares beneficially owned by Miller are owned by an IRA, and 5,401 of the shares are owned by Miller directly. Miller may be deemed to have shared voting and dispositive power for all such shares held of record by Trust A-4. Miller may be deemed to have sole voting and dispositive power for all such shares held of record by Milfam I, Milfam II, Alex UGMA, MILGRAT I (W6), the IRA and Miller directly. The principal business office of Miller is located at 4550 Gordon Drive, Naples, Florida 34102.

(3)
Based on a Schedule 13G/A, reporting beneficial ownership, filed with the SEC on February 16, 2010, Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR LLC, is the beneficial owner of the shares as a result of acting as investment advisor to Fidelity Low Priced Stock Fund ("Fund"), which owned all of the shares. Edward C. Johnson, 3d, Chairman of FMR LLC, and FMR LLC, through its control of Fidelity, and the Fund each has sole power to dispose of the shares owned by the Fund. Neither FMR LLC nor Edward C. Johnson 3d has the sole power to vote or direct the voting shares owned directly by the fund, which power resides with the Fund's Board of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Fund's Board of Trustees. The address of FMR LLC, Fidelity and the Fund is 82 Devonshire Street, Boston, Massachusetts 02109.

(4)
Based on the 13G, reporting beneficial ownership as of December 31, 2009. Diker Management, LLC is the investment advisor to Diker GP, LLC, which is the sole general partner of a number of Diker funds (the "Diker Funds"). Diker GP has the power to vote and dispose of the shares of Common Stock owned by the Diker Funds and, accordingly, may be deemed the beneficial owner of such shares. Pursuant to investment advisory agreements, Diker Management serves as the investment manager of the Diker Funds. Accordingly, Diker Management may be deemed the beneficial owner of shares held by the Diker Funds. Charles M. Diker and Mark N. Diker are the managing members of each of Diker GP and Diker Management, and in that capacity direct their operations. Therefore, Charles M. Diker and Mark N. Diker may be beneficial owners of shares benefically owned by Diker GP and Diker Management. The Reporting Persons disclaim all beneficial ownership, however, as affiliates of a registered investment adviser, and in any case disclaim beneficial ownership except to the extent of their pecuniary interest in the shares. The principal business office of Diker Management LLC is located at 745 Fifth Avenue, Suite 1409, New York, New York 10151.

(5)
Based on a Schedule 13D/A, reporting beneficial ownership, filed with the SEC on September 2, 2009, Lamassu Holdings L.L.C. ("Lamassu") has sole power to vote and dispose of the shares. As the managing members of Lamassu, Timothy Leehealey and Samuel Healey may be deemed the beneficial owner of the 2,399,845 shares of common stock owned by Lamassu. Each of Messrs. Leehealey and Healey share voting and dispositive power with respect to the shares of common stock owned by Lamassu by virtue of their shared authority to vote and dispose of such shares of common stock. The address of Lamassu and Mr. Leehealey is 21 Whitesands Drive, Newport Coast, CA 92657. The address of Mr. Healey is 600 Mamaroneck Avenue, Suite 400, Harrison, New York 10528.

(6)
Based on a Schedule 13G/A, reporting beneficial ownership as of December 31, 2009. Dimensional Fund Advisors LP ("Dimensional") is a registered investment adviser who furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the shares. The investment companies, trusts, and accounts have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares. Dimensional disclaims beneficial ownership of the shares. The principal business office of Dimensional is located at Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas, 78746.

(7)
Based on a Schedule 13G/A, reporting beneficial ownership as of December 31, 2009. The securities being reported by Morgan Stanley as a parent holding company are owned, or may be deemed to be beneficially owned, by Morgan Stanley Capital Services, Inc., a wholly-owned subsidiary of Morgan Stanley. Morgan Stanley Capital Services, Inc. has sole power to vote and dispose of the shares. The address of Morgan Stanley and Morgan Stanley Capital Services, Inc. is 1585 Broadway, New York, New York 10036.

(8)
Based on a Schedule 13G/A, reporting beneficial ownership as of December 31, 2009. Each of Renaissance Technologies LLC ("RTC") and James H. Simons has sole power to vote and dispose of the shares. As a result of Dr. Simons' position as a control person of RTC, Dr. Simons is deemed the beneficial owner of the shares. The address of RTC and Dr. Simons is 800 Third Avenue, New York, New York 10022.

(9)
Includes 688,429 shares issuable upon the exercise of options exercisable within 60 days after July 31, 2010.

(10)
Includes 1,023,750 shares issuable upon the exercise of options exercisable within 60 days after July 31, 2010.

(11)
Includes 79,763 shares issuable upon the exercise of options exercisable within 60 days after July 31, 2010.

(12)
Includes 672,556 shares issuable upon the exercise of options exercisable within 60 days after July 31, 2010.

(13)
Includes 75,000 shares issuable upon the exercise of options exercisable within 60 days after July 31, 2010.

(14)
Includes 50,000 shares issuable upon the exercise of options exercisable within 60 days after July 31, 2010.

(15)
Includes 50,000 shares issuable upon the exercise of options exercisable within 60 days after July 31, 2010.

(16)
Includes 2,374,187 shares issuable upon the exercise of options exercisable within 60 days after July 31, 2010. See notes 9 - 15 above.

 EXECUTIVE COMPENSATION AND RELATED
INFORMATION

COMPENSATION OF EXECUTIVE OFFICERS
SUMMARY OF COMPENSATION

        The following table shows the compensation awarded or paid to, or earned by, our Chief Executive Officer, our two other most highly compensated executive officer serving in such capacity at April 30, 2010, and one additional executive officer who was not serving in such capacity at April 30, 2010. We refer to these employees collectively as our "Named Executive Officers."

Summary Compensation Table

Name and Principle Position	Year	Salary($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total Compensation
Todd G. Simpson, Ph.D	2010	325,000	168,000	255,316	3,666	751,982
President and Chief	2009	325,000	45,800	132,591	14,616	518,007
Executive Officer
William J. Tamblyn	2010	266,400	110,250	104,284	3,816	484,750
Executive Vice President,	2009	266,400	34,350	91,776	4,775	397,301
Chief Financial Officer &
Chief Operating Officer
Lowell B. Trangsrud(4)	2010	196,910	110,250	—	231,265	538,425
Former Executive Vice	2009	266,400	—	38,222	5,514	310,136
President & Chief
Operating Officer
Karl Brown(5)	2010	189,000	52,500	50,344	1,752	293,596
Vice President of Marketing

(1)
These amounts are not cash compensation, but represent the aggregate fair value of the stock grants received by our Named Executive Officers. The aggregate fair value is computed in accordance with FASB ASC Topic 718, excluding the effects of forfeiture. Assumptions used in the calculation of these amounts are included in Note 8 to our audited financial statements for the fiscal year ended April 30, 2010 included in our Annual Report on Form 10-K.

(2)
These amounts are not cash compensation, but represent the aggregate fair value of the stock option grants received by our Named Executive Officers. The aggregate fair value is computed in accordance with FASB ASC Topic 718, excluding the effects of forfeiture. Assumptions used in the calculation of these amounts are included in Note 8 to our audited financial statements for the fiscal year ended April 30, 2010 included in our Annual Report on Form 10-K.

(3)
Consists of 401(K) match, group term life insurance premiums paid by company, memberships and miscellaneous taxable compensation.

(4)
Mr. Trangsrud's employment with Ditech Networks, Inc. terminated on January 4, 2010. Pursuant to Mr. Trangsrud's separation agreement, Mr. Trangsrud received severance benefits. The severance portion is included in "All Other Compensation" and includes six months of base pay, COBRA benefits, recruiting assistance and settlement of a retention amount that was previously granted totaling $90,000. The total was approximately $231,000.

(5)
Mr. Brown was not a Named Executive Officer in fiscal 2009.

  Based on company performance, no bonuses were granted in the fiscal years ended April 30, 2009 or 2010.

  No compensation was paid out based on the Non-Equity Incentive Plan the fiscal years ended April 30, 2009 or 2010. The Non-Equity Incentive Plan for each of fiscal 2010 and 2009 was based primarily on Ditech's operating plan, with 40% of the target bonus tied to revenue performance, 30% to operating performance, 20% to individual performance and 10% a discretionary portion. No payout was payable with respect to the revenue component if revenue was not at least 80% of operating plan, and no payout was payable on operating performance if operating performance did meet operating plan in fiscal 2010, or was more than 30% unfavorable for operating plan in 2009. The Compensation Committee provided retention equity grants following the end of the 2009 fiscal year in part as a result of not paying out any cash under the Non-Equity Incentive Plan

  Material terms of severance arrangements are under the Section, "Potential Payments Upon Termination or Change of Control" below.

Non-Equity Incentive Plan

        In each of fiscal 2010 and fiscal 2009, Ditech had an executive bonus plan, in which each of the Ditech executive officers participated. Each executive officer was assigned a target bonus, and the executive officer could receive up to that bonus if specified goals were met. Target bonus amounts for each year were as follows: Dr. Simpson, $243,750; Mr. Tamblyn, $159,840; and Mr. Trangsrud, $159,840. The goals were weighted 40% to revenue performance, 30% to operating performance, 20% to individual goals, and 10% as a discretionary amount. During fiscal 2010 and 2009 no bonuses were paid under the executive bonus plan as the minimum target amounts were not met.

Equity Grants in Fiscal 2010

        On May 22, 2009, the following Named Executive Officers received the following grants of retention restricted stock units ("RSUs"): Dr. Simpson (60,000 shares), Mr. Tamblyn (45,000 shares) and Mr. Trangsrud (45,000 shares). These RSUs vest on June 1, 2010 if the Named Executive Officer is still employed by Ditech on that date.

        In addition, on May 22, 2009, the following Named Executive Officers received the following grants of performance RSUs: Dr. Simpson (100,000 shares), Mr. Tamblyn (60,000 shares), Mr. Trangsrud (60,000 shares) and Mr. Brown (50,000 shares). These RSUs vest on the first to occur of achievement of four quarters of trailing revenues of a specified amount, a termination of employment other than for cause within two years following a change of control of Ditech, or a change in control of Ditech in which the RSUs are not assumed. As to half of the shares, there are more stringent vesting requirements both in terms of the required amount of revenues and in the event of a change in control of Ditech (in such change of control Ditech must have a specified minimum amount of enterprise value). The RSUs terminate if not vested by the earlier of May 2012, or a termination of employment that does not cause the RSU to vest.

        On December 17, 2009, the following Named Executive Officers received the following grants of time-based vesting stock options: Dr. Simpson (115,000 shares), Mr. Tamblyn (55,000 shares) and Mr. Brown (20,000 shares). These stock options were granted with an exercise price equal to the fair market value of the common stock on the date of grant, have a ten year term, and vest over three years.

        In addition, on December 17, 2009, the following Named Executive Officers received the following grants of performance-based vesting stock options: Dr. Simpson (240,000 shares), Mr. Tamblyn (90,000 shares) and Mr. Brown (50,000 shares). These stock options were granted with an exercise price equal to the fair market value of the common stock on the date of grant, have a ten year term, and vest with respect to a portion of the shares if Ditech achieves a specified minimum enterprise value prior to the end of the third quarter of fiscal 2013, and with respect to the rest if Ditech achieves specified minimum revenues and cash flows in a quarter no later than the third quarter of fiscal 2013.

Equity Grants in Fiscal 2009

        On June 4, 2008, the following Named Executive Officers received the following grants of performance stock awards ("PSUs") and performance stock options: Dr. Simpson (20,000 shares PSUs, 60,000 shares options), Mr. Tamblyn (15,000 shares PSUs, 45,000 shares options), and Mr. Trangsrud (15,000 shares PSUs, 45,000 shares options). These PSUs and stock options vest with respect to 50% of the shares upon Ditech achieving specified licensing targets, and the other 50% with respect to Ditech achieving specified progress in developing new applications, provided the performance criteria are met within two years. The options were granted with an exercise price equal to the fair market value of the common stock on the date of grant, and have a ten year term.

        On December 19, 2008, the following Named Executive Officers received the following grants of performance stock options: Dr. Simpson (120,000 shares), Mr. Tamblyn (90,000 shares), and Mr. Trangsrud (90,000 shares). These stock options vest with respect to 50% of the shares upon Ditech achieving specified levels of cash flow within two and a half years, and the other 50% with respect to Ditech achieving specified progress in product commercialization within two years. The options were granted with an exercise price equal to the fair market value of the common stock on the date of grant, and have a ten year term.

        In addition, on December 19, 2008, the vesting criteria of option grants made in December 2007 to the following Named Executive Officers were revised as follows: Dr. Simpson (100,000 shares), Mr. Tamblyn (120,000 shares), and Mr. Trangsrud (60,000 shares). These stock options were revised to vest with respect to 1/3 of the shares upon Ditech achieving specified levels of cash flow by the end of fiscal 2010, 1/3 of the shares upon Ditech achieving specified revenue or bookings targets by the end of fiscal 2010, and 1/3 of the shares upon Ditech achieving specified enterprise value by the end of fiscal 2010.

        Equity award information with respect to Mr. Brown during fiscal 2008 is omitted as Mr. Brown was not a Named Executive Officer for that year.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR—END

        The following table shows for the fiscal year ended April 30, 2010, certain information regarding outstanding equity awards at fiscal year end for the named executive officers.

OUTSTANDING EQUITY AWARDS AT APRIL 30, 2010

							Stock Awards
	Option Awards
							Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(3)
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date
Mr. Simpson	26,971	—	—	0.36	04/20/2014	(2)	—	—
	20,833	4,167	—	7.22	02/15/2017	(1)	2,083	3,229
	290,625	159,375	—	5.02	10/10/2017	(1)	—	—
	66,667	—	—	3.42	07/31/2010	(4)	—	—
	33,333	—	—	3.42	07/31/2010	(4)	—	—
	30,000	—	30,000	2.29	06/04/2018	(4)	10,000	15,500
	60,000	—	60,000	0.7699	12/19/2018	(7)	—	—
	—	—	—	0.00	05/01/2012	(5)	100,000	155,000
	—	—	240,000	1.28	04/30/2013	(7)	—	—
	—	—	—	—	—		60,000	93,000
	—	115,000	—	1.28	12/17/2019	(6)	—	—
Mr. Tamblyn	125,000	—	—	7.19	01/10/2011	(2)	—	—
	90,000	—	—	2.92	06/21/2012	(2)	—	—
	10,000	—	—	10.35	09/23/2013	(2)	—	—
	150,000	—	—	8.76	09/30/2013	(2)	—	—
	125,000	—	—	13.37	05/18/2014	(2)	—	—
	100,000	—	—	6.49	06/30/2015	(2)	—	—
	31,250	6,250	—	7.22	02/15/2017	(1)	3,125	4,844
	80,000	—	—	3.42	12/07/2017	(4)	—	—
	40,000	—	—	3.42	07/31/2010	(4)	—	—
	22,500	—	22,500	2.29	06/04/2018	(7)	7,500	11,625
	—	55,000	—	1.28	12/17/2019	(6)	—	—
	—	—	—	—	—		45,000	69,750
	—	—	—	—	—		60,000	93,000
	—	—	90,000	1.28	04/30/2013	(7)	—	—
	45,000	—	45,000	0.7699	12/19/2018	(7)	—	—
Mr. Brown	15,000	—	—	13.03	02/18/2015	(2)	626	970
	7,500	—	—	6.49	06/30/2015	(2)	2,500	3875
	5,000	—	—	8.41	12/22/2015	(2)	50,000	77,500
	6,263	1,253	—	7.22	02/15/2017	(1)	—	—
	25,000	—	—	3.42	12/07/2017	(8)	—	—
	10,000	—	—	1.37	09/12/2018	(8)	—	—
	1,000	2,000	—	0.83	12/12/2018	(1)	—	—
	10,000	—	10,000	2.29	06/04/2018	(7)	—	—
	—	—	—	—	—		50,000	77,500
	—	—	50,000	1.28	04/30/2013	(7)	—	—
	—	20,000	—	1.28	12/17/2019	(6)	—	—
Mr. Trangsrud	126,000	—	—	7.12	01/04/2011	(2)	—	—
	28,900	—	—	2.92	01/04/2011	(2)	—	—
	150,000	—	—	8.76	01/04/2011	(2)	—	—
	125,000	—	—	13.37	01/04/2011	(2)	—	—
	100,000	—	—	6.49	01/04/2011	(2)	—	—
	28,906	—	—	7.22	01/04/2011	(2)	—	—
	31,250	—	—	3.42	01/04/2011	(2)	—	—
	22,500	—	—	2.29	01/04/2011	(4)	—	—

(1)
Option vests over four years, 25% of the shares vest one year after the vesting commencement date, and 1/48th of the shares vest each month after the first 25% vest. Not immediately exercisable.

(2)
Option was immediately exercisable and vested in variable increments. The option is now fully vested.

(3)
Value based on April 30, 2010 closing price of $1.55.

(4)
Option is immediately exercisable, and vesting is based on achievement of performance criteria, namely, revenue growth, cash flow improvements, new product licensing/application introduction and related revenue targets.

(5)
Shares of restricted stock, or restricted stock units, subject to performance vesting. Performance criteria is tied to new product licensing/applications introductions, related revenue targets and performance/retention.

(6)
Options vest over three years, 33 1/3% of the shares vest one year after the vesting commencement date, and 1/36th of the shares vest each month after the first 33 1/3% vest. Not immediately exercisable.

(7)
Option vesting is based on achievement of performance criteria, namely, market capitalization, revenues and cash flows.

(8)
Option is immediately exercisable and vests over four years, 25% of the shares vest one year after the vesting commencement date, and 1/48th of the shares vest each month after the first 25% vest.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

        Severance Benefit Plan.    On May 27, 2010, the Compensation Committee adopted an Amended and Restated Severance Benefit Plan, which amended and restated a prior Change of Control Amended and Restated Severance Benefit Plan. Each of Ditech's current Named Executive Officers are participants in the Severance Plan, and each is referred to as a "participant."

        A participant in the Severance Plan will receive, if the participant's employment with Ditech is terminated due to an "involuntary termination without cause" or a "constructive termination" (as those terms are defined in the Severance Plan), in either case either (a) within one (1) month prior to or twelve (12) months following a "change in control" (a "Change of Control Termination"), or (b) not a Change of Control Termination (a "Termination Not In Connection With a Change in Control"):

Named Executive Officer	Termination Not in Connection With a Change of Control	Change of Control Termination
Todd Simpson, CEO and President

•       12 months base salary

•       Up to 18 months COBRA premiums

•       Up to $5,000 outplacement services

•       Vesting of 50% of unvested equity awards

•       One-year post-termination exercisability of underwater equity awards

•       18 months base salary

•       1.5 times target or past average actual bonus

•       Up to 18 months COBRA premiums

•       Up to $5,000 outplacement services

•       Vesting of 100% of unvested equity awards

•       One-year post-termination exercisability of underwater equity awards

William Tamblyn, EVP, CFO and COO

•       6 months base salary

•       Up to 18 months COBRA premiums

•       Up to $3,500 outplacement services

•       Vesting of 50% of unvested equity awards

•       One-year post-termination exercisability of underwater equity awards

•       12 months base salary

•       1.0 times target or past average actual bonus

•       Up to 18 months COBRA premiums

•       Up to $3,500 outplacement services

•       Vesting of 100% of unvested equity awards

•       One-year post-termination exercisability of underwater equity awards

Karl Brown Vice President of Marketing

•       4 months base salary

•       Up to 9 months COBRA premiums

•       Up to $2,500 outplacement services

•       Vesting of 50% of unvested equity awards

•       One-year post-termination exercisability of underwater equity awards

•       8 months base salary

•       2/3 times target or past average actual bonus

•       Up to 9 months COBRA premiums

•       Up to $2,500 outplacement services

•       Vesting of 100% of unvested equity awards

•       One-year post-termination exercisability of underwater equity awards

        For purposes of the Severance Plan:

        "Change in control" means one of the following events or a series of more than one of the following events that are related, in which the stockholders of Ditech immediately before the transaction do not retain immediately after the transaction, in substantially the same proportions as their ownership of shares of Ditech's voting stock immediately before the transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of Ditech, the resulting entity in a merger or, in the case of an asset sale, the corporation or corporations to which the assets of Ditech were transferred:

          (1)   the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of Ditech of more than fifty percent (50%) of the voting stock of Ditech;

          (2)   a merger or consolidation in which Ditech is a party; or

          (3)   the sale, exchange, or transfer of all or substantially all of the assets of Ditech.

        "Constructive termination" means a resignation by a participant of employment with Ditech after one of the following is undertaken without the participant's express written consent:

          (1)   a substantial reduction in the participant's duties or responsibilities (and not simply a change in title or reporting relationships) in effect immediately prior to the effective date of the reduction; provided, however, that it shall not be a "constructive termination" if, following the effective date of the change in control, either (a) Ditech is retained as a separate legal entity or business unit and the participant holds the same position in such legal entity or business unit as the participant held before such effective date, or (b) the participant holds a position with duties and responsibilities comparable (though not necessarily identical, in view of the relative sizes of Ditech and the entity involved in the change in control) to the duties and responsibilities of the participant prior to the effective date of the change in control;

          (2)   a reduction in the participant's base salary (except for salary decreases generally applicable to Ditech's other similarly situated employees);

          (3)   a change in the participant's business location of more than 40 miles from the business location prior to such change, except for required travel for Ditech's business to an extent substantially consistent with participant's prior business travel obligations;

          (4)   a material breach by Ditech of any provisions of the Severance Plan or any enforceable written agreement between Ditech and the participant, and Ditech fails to rescind or cure the conduct giving rise to the event constituting such material breach within thirty (30) days of receipt by Ditech of written notice from the participant informing Ditech of such material breach; or

          (5)   any failure by Ditech to obtain assumption of the Severance Plan by any successor or assign of Ditech.

        Notwithstanding the foregoing, a resignation shall not be deemed a constructive termination unless (w) the participant provides Ditech with written notice that the participant believes that an event described above has occurred, (x) the constructive termination notice is given within three (3) months of the date the event occurred, (y) Ditech does not rescind or cure the conduct giving rise to the event within fifteen (15) days of receipt by Ditech of the constructive termination notice (the "Cure Period"), and (z) he participant resigns or otherwise terminates employment, including a termination due to participant's death or disability, within the ninety (90) day period following expiration of the Cure Period.

        "Involuntary termination without cause" means an involuntary termination of employment by Ditech other than for one of the following reasons:

          (1)   the participant's violation of any material provision of Ditech's standard agreement relating to proprietary rights;

          (2)   the participant participates in any act of theft or dishonesty; or

          (3)   the participant participates in any immoral or illegal act which has had or could reasonably be expected to have or had a detrimental effect on the business or reputation of Ditech; or

          (4)   any material failure by the participant to use reasonable efforts to perform reasonably requested tasks after written notice and a reasonable opportunity to comply with such notice; or

          (5)   participant's violation of Ditech's ethics or insider trading policy which results or could reasonably be expected to result in material harm to Ditech; or

          (6)   the participant participates in financial accounting improprieties which results or could reasonably be expected to result in material harm to Ditech; or

          (7)   participant's failure to cooperate with a governmental investigation regarding Participant or Ditech which results or could reasonably be expected to result in material harm to Ditech.

        In order to be eligible for benefits under the Severance Plan, the participant must execute a general release of claims against Ditech. The Severance Plan provides that Ditech may reduce the amount of severance payable under the Severance Plan by the amount, if any, payable to an individually negotiated written contract or written agreement relating to severance or change in control benefits.

        Stock Option Plans.    Under the terms of our stock option plans, if stock options are not assumed in connection with a change in control of Ditech, then the stock options will vest in full and then terminate at the closing of the change in control.

COMPENSATION OF DIRECTORS

        The following table shows for the fiscal year ended April 30, 2010, certain information with respect to the compensation of all non-employee directors of Ditech:

Director Compensation in Fiscal 2010

Name	Fees earned or paid in cash ($)	Options Awards ($)(1)	Total ($)
Gregory M. Avis	—	—	—
Francis (Fran) A. Dramis, Jr.	31,250	11,315	42,565
Edwin L. Harper	54,000	11,315	65,315
William A. Hasler	41,500	11,315	52,815
Alan B. Howe	19,250	39,603	58,853
Andrei M. Manoliu, Ph.D.	18,688	—	18,688
Frank J. Sansone	17,500	39,603	57,103
David M. Sugishita	50,500	11,315	61,815

(1)
These amounts are not cash compensation, but represent the aggregate fair value of the stock grants received by our Board of Directors. The aggregate fair value is computed in accordance with FASB ASC Topic 718, excluding the effects of forfeiture. Assumptions used in the calculation of these amounts are described in Note 8 to our audited financial statements for the fiscal year ended April 30, 2010, included in our Annual Report on Form 10-K that was filed with the SEC on July 14, 2010. All grants were made subject to individual award agreements, the form of which was previously filed with the SEC. Mr. Avis requested not to receive any cash compensation, which is reflected in the table above

        The following options were outstanding as of April 30, 2010 ; Mr. Harper: 75,000; Mr. Hasler: 50,000; Mr. Howe: 35,000; Mr. Sansone: 35,000 and Mr. Sugishita: 50,000.

        Standard Cash Compensation Arrangements With Outside Directors.    During fiscal 2010, the standard amounts of cash compensation for our non-employee directors was as set forth in the table below. Fees are paid quarterly in arrears. Additionally, directors are entitled to be reimbursed for certain expenses in connection with attendance at board and committee meetings.

Cash Payment
Annual Retainer:
Board Members	$25,000
Chairman of the Board (additional)	$15,000
Audit Committee Chairperson	$7,500
Compensation Committee Chairperson	$5,000
Corporate Governance and Nominating Committee Chairperson	$5,000
Meeting Fees:
Board of Directors
Annual offsite regular meeting	$2,500
Regular meeting	$1,000
Special (telephonic)	$500
Audit Committee
Regular meeting	$2,500
Special (in person)	$1,000
Special (telephonic)	$750
Compensation Committee
Regular meeting	$2,000
Special	$750
Corporate Governance and Nominating Committee
Regular meeting	$2,000
Special	$750

        Equity Compensation for Outside Directors.    Pursuant to the Directors' Plan, upon initial appointment, each non-employee director is automatically granted an option to purchase 35,000 shares of Ditech's Common Stock, which is subject to annual vesting over a four-year period from the date of grant. In addition, each non-employee director will automatically be granted a fully-vested option to purchase 10,000 shares of Ditech's Common Stock immediately following each annual meeting of stockholders; provided, that such person has served as a non-employee director of Ditech for at least six months as of the date of the applicable annual meeting of stockholders.

        These options are granted at 100% of the fair market value of the Common Stock on the date of grant and have a five-year term. Pursuant to the Directors' Plan, the initial grants and the annual grants are non-discretionary and are granted automatically, without any further action by Ditech, the Board or the stockholders. The Directors' Plan expired in March 2009. The Board agreed in July 2009, that all grant levels, terms and conditions will continue under other shareholder approved plans, that currently exist, such as the 2006 Equity Incentive Plan.

 SECTION 16(A) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Ditech Networks. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended April 30, 2010, all Section 16(a) filing requirements applicable to its officers and directors were complied with. We did not receive any representations or reports from greater than ten percent beneficial owners.

CERTAIN RELATIONSHIPS AND RELATED PARTY
TRANSACTIONS

        Ditech has entered into indemnity agreements with certain officers and directors which provide, among other things, that Ditech will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of Ditech, and otherwise to the fullest extent permitted under Delaware law and Ditech's By-laws.

POLICIES AND PROCEDURES FOR REVIEW OF
RELATED PARTY TRANSACTIONS

        Pursuant to the charter of our Audit Committee, unless previously approved by another independent committee of our Board of Directors, our Audit Committee reviews and, if determined appropriate, approves all related person transactions. It is management's responsibility to bring related person transactions to the attention of the members of the Audit Committee.

        Our Code of Conduct and Ethics provides that our employees, including our officers and directors, should avoid conflicts of interest that occur when their personal interests may interfere in any way with the performance of their duties or the best interests of Ditech. Our Code of Conduct and Ethics also addresses specific types of related person transactions and how they should be addressed. All of our employees, including our officers and directors, are expected and required to adhere to the Code of Conduct and Ethics. If an officer or director has any questions regarding whether a potential transaction would be in violation of the Code of Conduct and Ethics, they are required to bring this to the attention of our Compliance Officer or General Counsel. If the potential transaction is a related person transaction, it would be recognized as such and brought to the Audit Committee for pre-approval.

        Further, each of our officers and directors is knowledgeable regarding the requirements of obtaining approval of related person transactions and is responsible for identifying any related-person transaction involving such officer or director or his or her affiliates and immediate family members and seeking approval from our Audit Committee before he or she or, with respect to immediate family members, any of their affiliates, may engage in the transaction.

        Our Audit Committee will take into account all relevant factors when determining whether to approve or disapprove of any related person transaction.

 HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are Ditech stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent.

        If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Investor Relations Department, Ditech Networks, Inc., 825 E. Middlefield Road, Mountain View, CA 94043 or contact Bill Tamblyn by telephone at (650) 623-1309 or by email at btamblyn@ditechnetworks.com. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

DIRECTIONS TO SPECIAL MEETING
LOCATION

        The Annual Meeting will be held at Ditech Networks executive offices located at 825 E. Middlefield Road, Mountain View, California 94043, at 1:00 p.m. Pacific Time on Thursday, September 16, 2010. Directions to this location are available at http://materials.proxyvote.com/25500T

 OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                      By Order of the Board of Directors

                      William J. Tamblyn
                       Secretary

August 18, 2010

        A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended April 30, 2010 is available without charge upon written request to Investor Relations Department, Ditech Networks, Inc., 825 E. Middlefield Road, Mountain View, CA 94043 or by contacting Bill Tamblyn by telephone at (650) 623-1309 or by email at btamblyn@ditechnetworks.com.

Appendix A

DITECH NETWORKS, INC.

1999 EMPLOYEE STOCK PURCHASE PLAN

Approved by the Board of Directors March 5, 1999

Approved by Stockholders April 21, 1999

Amended by the Board of Directors July 25, 2000

Amendment Approved by Stockholders September 22, 2000

Amended by the Board of Directors July 12, 2001

Amendment Approved by Stockholders September 21, 2001

Amended by the Board of Directors November 14, 2001

Amended by the Board of Directors June 6, 2002

Amendment Approved by Stockholders September 20, 2002

Amended by the Board of Directors May 16, 2003

Amendment Approved by the Stockholders September 19, 2003

Amended by the Board of Directors May 12, 2006

Amendment Approved by Stockholders September 15, 2006

Amended by the Board of Directors May 8, 2009

Amended by the Board of Directors July 13, 2010

Subject to Approval by Stockholders on September 16, 2010

1.             PURPOSE.

(a)           The purpose of this Employee Stock Purchase Plan (the “Plan”) is to provide a means by which employees of Ditech Networks, Inc. (the “Company”) and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase common stock of the Company.

(b)           The word “Affiliate” as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the “Code”).

(c)           The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

(d)           The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code.

2.             ADMINISTRATION.

(a)           The Plan shall be administered by the Board of Directors (the “Board”) of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c).  Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(b)           The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)            To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

(ii)           To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

(iii)         To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration.  The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iv)          To amend the Plan as provided in paragraph 13.

(v)            Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code.

(c)           The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the “Committee”).  If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.             SHARES SUBJECT TO THE PLAN.

(a)           Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate two million sixteen thousand six hundred sixty-six (2,016,666) shares of the Company’s common stock (the “Common Stock”), such number includes an additional increase of two hundred thousand (200,000) shares of Common Stock authorized by the Board on July 13, 2010, subject to stockholder approval at the 2010 Annual Meeting of Stockholders.  If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

(b)           The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.             GRANT OF RIGHTS; OFFERING.

The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an

“Offering”) on a date or dates (the “Offering Date(s)”) selected by the Board or the Committee.  Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges.  The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan.  The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

5.             ELIGIBILITY.

(a)           Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company.  Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be greater than two (2) years.  In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee’s customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

(b)           The Board or the Committee may provide that each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering.  Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

(i)            the date on which such right is granted shall be the “Offering Date” of such right for all purposes, including determination of the exercise price of such right;

(ii)           the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

(iii)         the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

(c)           No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate.  For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

(d)           An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under “employee stock purchase plans” of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee’s rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

(e)           Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan; provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.             RIGHTS; PURCHASE PRICE.

(a)           On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of such employee’s Earnings (as defined in subparagraph 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering.  The Board or the Committee shall establish one or more dates during an Offering (the “Purchase Date(s)”) on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

(b)           In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering.  In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering.  If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

(c)           The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

(i)            an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

(ii)           an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.             PARTICIPATION; WITHDRAWAL; TERMINATION.

(a)           An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides.  Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee’s Earnings during the Offering.  “Earnings” is defined as an employee’s wages (including amounts thereof elected to be deferred by the employee, that would otherwise have been paid, under any arrangement established by the Company that is intended to comply with Section 125, Section 401(k), Section 402(h) or Section 403(b) of the Code or that provides non-qualified deferred compensation), which shall include overtime pay, bonuses and commissions, but shall exclude incentive pay, profit sharing, other remuneration paid directly to the employee, the cost of employee benefits paid for by the Company or an Affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or an Affiliate under any employee benefit plan, and similar items of compensation, as determined by the Board or the Committee.  The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and unless otherwise provided in the document comprising an Offering shall be deposited with the general funds of the Company.  A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering.  A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

(b)           At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides.  Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering.  Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant’s interest in that Offering shall be automatically terminated.  A participant’s withdrawal from an Offering will have no effect upon such participant’s eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

(c)           Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee’s employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

(d)           Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided by the Board and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

8.             EXERCISE.

(a)           On each Purchase Date specified therefor in the relevant Offering, each participant’s accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering.  No fractional shares shall be issued upon the exercise of rights granted under the Plan.  The amount, if any, of accumulated payroll deductions remaining in each participant’s account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant’s account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest.  The amount, if any, of accumulated payroll deductions remaining in any participant’s account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

(b)           No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the “Securities Act”) and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan.  If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date.  If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9.             COVENANTS OF THE COMPANY.

(a)           During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

(b)           The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan.  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.          USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.          RIGHTS AS A STOCKHOLDER.

A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant’s shareholdings acquired upon exercise of rights under the Plan are recorded in the books of the Company.

12.          ADJUSTMENTS UPON CHANGES IN STOCK.

(a)           If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan, due to a change in corporate capitalization and without the receipt of consideration by the Company (through reincorporation, stock dividend, stock split, reverse stock split, combination or reclassification of shares), the Plan will be appropriately and proportionately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 3(a), and the outstanding rights will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding rights.  Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive.

(b)           In the event of:  (1) a dissolution or liquidation of the Company; (2) a sale of all or substantially all of the assets of the Company, (3) a merger or consolidation in which the Company is not the surviving corporation, (4) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, (5) an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or a Subsidiary) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of Directors, or (6) the individuals who, as of the date of the adoption of this Plan, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least fifty percent (50%) of the Board (if the election, or nomination for election, by the Company’s stockholders of any new director was approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board), then, as determined by the Board in its sole discretion, (i) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants’ accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants’ rights under the ongoing Offering terminated.

13.          AMENDMENT OF THE PLAN.

(a)           The Board at any time, and from time to time, may amend the Plan.  However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

(i)            Increase the number of shares reserved for rights under the Plan;

(ii)           Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 16b-3”)); or

(iii)         Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

(b)           Rights and obligations under any rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

14.          TERMINATION OR SUSPENSION OF THE PLAN.

(a)           The Board in its discretion, may suspend or terminate the Plan at any time.  No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)           Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

15.          EFFECTIVE DATE OF PLAN.

The Plan shall become effective on the day immediately prior to the effectiveness of the Company’s registration statement under the Securities Act with respect to the initial public offering of shares of the Company’s Common Stock (the “Effective Date”), but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board or the Committee, which date may be prior to the Effective Date.

DITECH NETWORKS, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

Thursday, September 16, 2010

1:00 p.m.  (local time)

Office of Ditech Networks, Inc.

825 E. Middlefield Road

Mountain View, California 94043

Ditech Networks, Inc. 825 E. Middlefield Road Mountain View, California 94043 proxy

This proxy is solicited by the Board of Directors for the Annual Meeting of Stockholders to be held on September 16, 2010.

The undersigned hereby appoints Dr. Todd G. Simpson and William J. Tamblyn, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Ditech Networks, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Ditech Networks, Inc. to be held at the offices of Ditech Networks, Inc., 825 E. Middlefield Road, Mountain View, California 94043, on Thursday, September 16, 2010 at 1:00 p.m.  (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States

Please detach here

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

1.	To elect our Board of Directors’ two nominees for director to hold office until the 2013 Annual Meeting of Stockholders.	01 Mr. William A. Hasler 02 Dr. Todd G. Simpson	☐	FOR all nominees (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY to vote for the nominees

(Instructions: To withhold authority to vote for any indicated nominee,

write the number(s) of the nominee(s) in the box provided to the right)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2 and 3

2. To approve our 1999 Employee Stock Purchase Plan (the “ESPP”), as amended, to increase the number of shares issuable by 200,000 shares.	☐ For ☐ Against ☐ Abstain

3. To ratify the selection of Burr Pilger Mayer, Inc. as independent registered public accounting firm of Ditech for its fiscal year ending April 30, 2011.	☐ For ☐ Against ☐ Abstain
Address Change? Mark Box, sign, and indicate changes below: ☐	Date

Signature(s) in Box

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH OF THE ABOVE NAMED NOMINEES
PROPOSAL 2 APPROVAL OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN ("ESPP"), AS AMENDED
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2
PROPOSAL 3 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND RELATED INFORMATION
COMPENSATION OF EXECUTIVE OFFICERS SUMMARY OF COMPENSATION
Summary Compensation Table
OUTSTANDING EQUITY AWARDS AT APRIL 30, 2010
Director Compensation in Fiscal 2010
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
POLICIES AND PROCEDURES FOR REVIEW OF RELATED PARTY TRANSACTIONS
HOUSEHOLDING OF PROXY MATERIALS
DIRECTIONS TO SPECIAL MEETING LOCATION
OTHER MATTERS